Exhibit B
                                    ---------
                              SUBSCRIPTION BOOKLET
                              --------------------

                     APPLIED DNA OPERATIONS MANAGEMENT, INC.
                             (A Nevada Corporation)

Dear Investor:

     On behalf of Applied DNA Operations Management, Inc. (the "Company"), I am pleased to provide the enclosed Confidential Private Offering Memorandum and Subscription Supplement with respect to the private placement offering of 70 units (the "Units") for sale to accredited investors at a price of $50,000 per Unit (the "Offering") on a "best efforts" no minimum, with a $3,500,000 maximum offering basis. Each Unit consists of (i) a $50,000 Principal Amount 10% Secured Convertible Promissory Note ("Note" or "Notes") and (ii) warrants to purchase 100,000 shares of common stock of the Company's parent corporation, Applied DNA Sciences, Inc., a Nevada corporation ("Applied DNA" and together with the Operations Company hereinafter, the "Company"), exercisable for a period of five years at a price of $0.50 per share (the "Warrants"). The Warrants will be callable at $1.25 on the earlier of (i) one year from issuance or (ii) once the underlying shares are registered and if Applied DNA's stock trades at or above $1.25 per share for 20 consecutive trading days. The Notes, and interest accrued thereon, are convertible into shares of common stock of Applied DNA at a price of $0.50 per share, by the holder anytime from issuance through the first anniversary and shall automatically convert on the eighteenth month after issuance at a 20% discount of the average BID price for the ten trading days prior to conversion. In addition, the holder will have the right anytime after the 15th month and through the 18th month to request payment of accrued interest and principal in cash and, anytime prior to conversion, the Company will have the irrevocable right to repay the note and interest on 3 days notice, such notice will allow the Note Holders to convert in to common shares of Applied DNA Sciences, Inc. or be repaid their respective principal and interest.

     Your attention is directed to the following:


     [ ] Payment for the Units: You may pay for your Units by check or wire transfer. To expedite the closing of this offering, however, the Company kindly requests that payment be tendered via wire transfer.

     [ ] To deposit funds by wire transfer, please contact Verity San Souci at 212 446-0006 to receive the wiring instructions.

               or/ Checks should be made payable to Applied DNA Operations Managements, Inc. and sent with your Subscription Documents directly to the Company at the address listed below.

     [ ] Execution of Subscription Documents: You must carefully review and complete, in full, the Subscription Agreement and Confidential Offering Questionnaire that is included as part of this booklet. Please be sure to execute pages (6). Please return the executed Subscription Agreement and Confidential Offering Questionnaire to:

                           Applied DNA Operations Management, Inc.
                           Attn:  Jim Hayward
                                  25 Health Sciences Drive, Suite 113
                                  Stony Brook,
                                  New York 11790
                                  Telephone: (516) 971-3634

     Upon acceptance of your subscription, the Company will send to you fully executed copies of the Subscription Agreement. Your payment for the Units and your properly completed Subscription Documents must be received on or before January 30, 2005. This expiration date to reach the minimum subscriptions may be extended for three additional periods, each such period not to exceed thirty
(30) days, at the sole decision of the Company without notice to any subscriber. The enclosed Confidential Private Offering Memorandum and exhibits describe the material rights and obligations between the Company and you in connection with this Offering. Please review the Confidential Private Offering Memorandum and exhibits carefully before deciding if this investment is appropriate for you.

     We are pleased to offer you this opportunity and hope that you will consider the proposed investment in the Company.

                                 Sincerely,
                                 Applied DNA Operations Management, Inc.
                                 Jim Hayward, Chief Executive Officer

                             SUBSCRIPTION AGREEMENT

Applied DNA Sciences, Inc.
25 Health Sciences Drive, Suite 113
Stony Brook,  New York 11790

Gentlemen and Ladies:

     The undersigned (the "Subscriber") hereby subscribes for ________ $50,000 Units, each consisting of (i) a $50,000 Principal Amount 10% Secured Convertible Promissory Note ("Note" or "Notes") and (ii) warrants to purchase 100,000 shares of common stock of Applied DNA Sciences, Inc., a Nevada corporation ("Applied DNA" and together with the Operations Company, the "Company"), exercisable for a period of five years at a price of $0.50 per share (the "Warrants"). The Warrants will be callable at $1.25 on the earlier of (i) one year from issuance or (ii) once the underlying shares are registered and if Applied DNA's stock trades at or above $1.25 per share for 20 consecutive trading days. The Notes, and interest accrued thereon, are convertible into shares of common stock of Applied DNA at a price of $0.50 per share, by the holder anytime from issuance through the first anniversary and shall automatically convert on the eighteenth month after issuance at a 20% discount of the average BID price for the ten trading days prior to conversion. In addition, the holder will have the right anytime after the 15th month and through the 18th month to request payment of accrued interest and principal in cash and, anytime prior to conversion, the Company will have the irrevocable right to repay the note and interest on 3 days notice, such notice will allow the Note Holders to convert in to common shares of Applied DNA or be repaid their respective principal and interest.


     1. Subscription. Subject to the terms and conditions hereof, Subscriber agrees to pay $__________________ by check or wire transfer of immediately available funds as consideration for his Note. Subscriber tenders herewith a check made payable to the order of, Applied DNA Operations Management, Inc. or wire transfer, in the amount of $__________________. Subscriber acknowledges and agrees that this subscription is irrevocable by Subscriber but is subject to acceptance by the Company.

     2. Security. Borrower agrees that until the principal and interest owed under this promissory note are paid in full, this note will be secured by a security agreement and Uniform Commercial Code Financing statement giving Lender a security interest in all the patents, trademarks, equipment, fixtures, inventory and accounts receivable of the business's known as Applied DNA Sciences, Inc and / or any of its subsidiaries. The Borrower, by execution of this note and subscription agreement certifies under penalty of perjury that to the best of their knowledge the security pledged under this is not pledged, encumbered or hypothecated to any parties .

     3. Closing. The undersigned Subscriber understands and agrees that the Company intends to make an initial closing of this offering of Units in the Company on or before__________, but may be extended for three additional periods, each such period not to exceed thirty (30) days, at the sole decision of the Company without notice to any subscriber. If the Company does not accept Subscriber prior to the initial
          closing,   this  Subscription   Agreement  and  Confidential  Offering
          Questionnaire, together with Subscriber's funds and any other documents delivered to the Company, shall be promptly returned to Subscriber.

     4. Subscription Compliance. The undersigned Subscriber agrees that this subscription is subject to the following terms and conditions:

          The Company shall have the right, in its sole discretion, to: (i) accept or reject this subscription; (ii) determine whether this Subscription Agreement has been properly completed by Subscriber and
          (iii) determine whether Subscriber has met all of the Company's requirements for investment in a Note. If the Company deems this subscription to be defective, deficient or otherwise non-compliant with the terms of this offering, Subscriber's funds will be returned promptly to Subscriber without interest or deduction.

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
     5.   Receipt of Information.

          a. The undersigned Subscriber and Subscriber's purchaser representative, if any, have received a copy of the Confidential Private Offering Memorandum. The Subscriber, either alone or together with Subscriber's purchaser representative, if any, have such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Company.

          b. The undersigned Subscriber and Subscriber's purchaser representative, if any, have had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering of the Units by the Company and to obtain any additional information Subscriber has requested which is necessary to verify the accuracy of the information furnished to the undersigned Subscriber concerning the Company and such offering.

     6. Representations of Subscriber. In connection with the purchase of the Note, the undersigned Subscriber hereby represents and warrants to the Company as follows:

          a. If the undersigned Subscriber is an individual purchaser of the Unit(s), Subscriber represents and warrants that he/she is at least twenty-five years of age and a resident of the Country of _____________________________________ and is not nor has ever been a United States person, as defined in Rule 902 of Regulation S promulgated under the Securities Act of 1933 (the "1933 Act").

          b. If the undersigned Subscriber is a Company, trust or other corporate entity purchaser of the Unit(s), Subscriber represents and warrants that it is duly organized and validly existing under the laws of the Country of ____________________________, and has all requisite powers to purchase the Unit(s). If the subscriber is a trust, none of the trustees are United States persons, as defined in Rule 902 of Regulation S promulgated under the 1933 Act.

          c. The undersigned Subscriber is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the 1933 Act.

          d. The Unit(s) is being purchased for the Subscriber's own account without the participation of any other person, with the intent of holding the Unit(s) for investment and without the intent of participating, directly or indirectly, in a distribution of the Unit(s) and not with a view to, or for a resale in connection with, any distribution of the Unit(s) or any portion thereof, nor is the undersigned aware of the existence of any distribution of the Company's securities. Furthermore, the undersigned has no present intention of dividing such Unit(s) with others or reselling or otherwise disposing of any portion of such Unit(s), either currently or after the passage of a fixed or determinable period of time, or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

          e. The undersigned Subscriber has no need for liquidity with respect to his purchase of a Unit(s), is able to bear the economic risk of an investment in the Unit(s) for an indefinite period of time and is able to afford a complete loss of such investment.

          f.   The undersigned  represents that his financial  commitment to all
               investments   (including   his  investment  in  the  Company)  is
               reasonable relative to his net worth and liquid net worth.

          g.   The undersigned  Subscriber  recognizes that the Unit(s) will be:
               (i) sold to Subscriber without registration under any state or federal law relating to the registration of securities for sale;
               (ii) issued and sold in reliance on the exemption from registration under the Nevada Securities Act (the "Act"); (iii) issued and sold in reliance on the exemption from registration under the 1933 Act provided by Section 4(2) of the 1933 Act; and
               (iv) issued and sold to non-United States persons,  as defined in
               Section 902(k) under Regulation S promulgated under the 1933 Act.

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
          h. The undersigned Subscriber is aware that any resale of the Unit(s) cannot be made except in accordance with Rule 904 under Regulation S promulgated under the 1933 Act.

          i. The undersigned is not acquiring the Unit(s) based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Unit(s) but rather upon an independent examination and judgment as to the prospects of the Company.

          j. The undersigned Subscriber understands that the Company is a newly formed Company and lacks an operating history. Subscriber appreciates and understands the risks involved with investing in a Company with no operating history.

          k. The Company, by and through itself and/or legal counsel, has made no representations or warranties as to the suitability of the undersigned Subscriber's investment in the Company, the length of time the undersigned will be required to own the Unit(s), or the profit to be realized, if any, as a result of investment in the Company. Neither the Company nor its counsel has made an independent investigation on behalf of Subscriber, nor has the Company, by and through itself and counsel, acted in any advisory capacity to Subscriber.

          l. The Company, by and through itself and/or legal counsel, has made no representations or warranties that the past performance or experience on the part of the Company, or any partner or affiliate, their partners, salesmen, associates, agents, or employees or of any other person, will in any way indicate the predicted results of the ownership of the Unit(s).

          m. The Company has made available for inspection by the undersigned, and his purchaser representative, if any, the books and records of the Company. Upon reasonable notice, such books and records will continue to make available for inspection by investors upon reasonable notice during normal business hours at the principal place of business of the Company.

          n. The Unit(s) was not offered to the undersigned Subscriber by means of publicly disseminated advertisement or sales literature, nor is Subscriber aware of any offers made to other persons by such means.

          o. All information which the undersigned Subscriber has provided to the Company concerning the Subscriber is correct and complete as of the date set forth at the end of this Subscription Agreement, and if there should be any material adverse change in such information prior to receiving notification that this subscription has been accepted, the undersigned will immediately provide the Company with such information.

     7.   Agreements  of  Subscriber.   The  undersigned  Subscriber  agrees  as
          follows:

          a. The sale of the Unit(s) by the Company has not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement or the Confidential Private Offering Memorandum.

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
          b. The Unit(s) will not be offered for sale, sold, or transferred other than pursuant to: (i) an effective registration under the Act or in a transaction which is otherwise in compliance with the Act; (ii) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (iii) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws.

          c. The Company is under no obligation to register the Unit(s) or to comply with any exemption available for sale of the Unit(s) without registration, and the information necessary to permit routine sales of securities of the Company under Rule 144 of the 1933 Act are not now available, and no assurance has been given that they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Unit(s).

          d. There is no established market for the Units and it is not anticipated that any public market for the Units will develop in the future.

          e. The Company may, if it so desires, refuse to permit the transfer of the Unit(s) unless the request for transfer is accompanied by an opinion of counsel acceptable to the Company to the effect that neither the sale nor the proposed transfer will result in any violation of the 1933 Act or the applicable securities laws of any other jurisdiction.

          f. A legend indicating that the Unit(s) has not been registered under such securities laws and referring to the restrictions and transferability of Unit(s) may be placed on the certificates delivered to the undersigned Subscriber or any substitutes therefore and any transfer agent of the Company may be instructed to require compliance therewith. The Unit(s) is further subject to restriction of transfer as set forth in the By-laws, a copy of which the Subscriber has read and approved.

     7. Indemnification of the Company. The undersigned understands the meaning and legal consequences of the representations and warranties contained herein, and hereby agrees to indemnify and hold harmless the Company, its respective agents, officers, managers and affiliates from and against any and all damages, losses, costs and expenses (including reasonable attorneys' fees) which they or any of them may incur by reason of the failure of the undersigned Subscriber to fulfill any of the terms of this Subscription Agreement, or by reason of any breach of the representations and warranties made by the Subscriber herein, or in any document provided by the Subscriber to the Company.

     8. Representative Capacity. If an investment in the Company is being made by a corporation, trust or estate the undersigned individual signing on behalf of the Subscriber, represents that he has all right and authority, in his capacity as an officer, managing member, trustee, executor or other representative of such corporation, trust or estate, as the case may be, to make such decision to invest in the Company and to execute and deliver this Subscription Agreement on behalf of such corporation, trust or estate as the case may be, enforceable in accordance with its terms. The undersigned individual also represent that any such corporation, trust or estate was not formed for the purpose of buying the Unit(s) hereby subscribed.

     8.   Special Power of Attorney.

     a. The undersigned Subscriber, by executing this Subscription Agreement, irrevocably makes, constitutes and appoints any executive officer of the Company, and each of them individually, as the undersigned's true and lawful attorney, for the undersigned and in the undersigned's name, place and stead, and for the use and benefit of the undersigned, to execute and acknowledge and, to the extent necessary, to file and record:

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
               1. such certificates, instruments and documents as may be required to be filed by the Company or which the Company deems advisable to file under the laws of the State of Nevada or any other state or jurisdiction in which the Company transacts business; and

               2. all conveyances or other instruments or documents necessary, appropriate or convenient to effect the dissolution and termination of the Company.

     b.   Such a power of attorney:

               1. is a special power of attorney coupled with an interest and is irrevocable; and;

               2. shall survive the death or disability of the undersigned Subscriber.

     c. The undersigned Subscriber hereby agrees to be bound by any representations made by the Company or its substitutes acting pursuant to this Special Power of Attorney, and the undersigned hereby waives any and all defenses which may be available to him to contest, negate or disaffirm its actions or the actions of his substitutes under this Special Power of Attorney. The powers herein granted are granted for the sole and exclusive benefit of the undersigned and not on behalf of any other person, in whole or in part.

     10. Subscription Not Revocable. The undersigned hereby acknowledges and agrees that the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement shall survive the dissolution, death or disability of the undersigned.

     11. Restrictions on Transferability. The undersigned understands and agrees that the purchase and resale, pledge, hypothecation or other transfer of the Unit(s) is restricted by certain provisions of the By-laws of Applied DNA Operations Management, Inc. and that the Unit(s) shall not be sold, pledged, hypothecated or otherwise transferred unless the Unit(s) is registered under the Securities Act of 1933, as amended, and applicable state securities laws or an exemption from such registration is available.

     12. Governing Law. This Subscription Agreement is being delivered and is intended to be performed in the state of Nevada, and shall be construed and enforced in accordance with, and the law of such state shall govern the rights of parties.

     13. Numbers and Gender. In this Agreement, the masculine gender includes the feminine gender and the neuter and the singular includes the plural, where appropriate to the context.


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
                     APPLIED DNA OPERATIONS MANAGEMENT, INC.
                                SIGNATURE PAGE TO
                             SUBSCRIPTION AGREEMENT

     Subscriber hereby elects to subscribe under the Subscription Agreement for a total of $______________ of UNITS (NOTE: to be completed by subscriber) and executes the Subscription Agreement.

     IN  Witness  WHEREOF,   the  undersigned  has  executed  this  Subscription
Agreement on the date set forth below.

Date of Execution: ___________, 2006

                             IF INDIVIDUAL INVESTOR:
                                   -----------------------------------
                                   (Signature)

                                   -----------------------------------
                                   (Printed Name)


                             IF CORPORATION, TRUST,
                            ESTATE OR REPRESENTATIVE:

                                      --------------------------------
                                      Name of Investor

                                      By:      ________________________________

                                      Name:    ________________________________

                                      Title:   ________________________________



                    (Investors do not write below this line)

APPROVED THIS ____ DAY OF ___________, 2006 Applied DNA Operations Management, Inc.

By:      _______________________

Name:    _______________________      Title:_______________________


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